UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2013 (November 12, 2013)

ENDO HEALTH SOLUTIONS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15989	13-4022871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Atwater Drive, Malvern, Pennsylvania	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 216-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On November 12, 2013, the Registrant intends to make a slide presentation at the Credit Suisse Health Care Conference, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

This slide presentation includes financial measures that are not in conformity with accounting principles generally accepted in the United States. We refer to these as non-GAAP financial measures. Specifically, the presentation refers to adjusted diluted earnings per share.

The adjusted diluted earnings per share are non-GAAP financial measures. These non-GAAP financial measures are not prepared in accordance with accounting principles generally accepted in the United States and may be different from non-GAAP financial measures used by other companies. Endo refers to these non-GAAP financial measures in making operating decisions because it believes they provide meaningful supplemental information regarding the company’s operational performance. For instance, Endo believes that these non-GAAP financial measures facilitate its internal comparisons to its historical operating results and comparisons to competitors’ results. The company includes these non-GAAP financial measures because it believes they are useful to investors in allowing for greater transparency related to supplemental information used by Endo in its financial and operational decision-making. In addition, Endo has historically reported similar non-GAAP financial measures to its investors and believes that the inclusion of comparative numbers provides consistency in its financial reporting at this time. Further, Endo believes that these non-GAAP financial measures may be useful to investors as it is aware that certain of its significant stockholders utilize these measures to evaluate its financial performance. Finally, these measures are considered by the Compensation Committee of Endo’s Board of Directors in assessing the performance and compensation of substantially all of its employees, including its executive officers.

Investors are encouraged to review the reconciliation of the non-GAAP financial measures used in the slide presentation to their most directly comparable GAAP financial measures as provided within this slide presentation.

However, with the exception of projected adjusted diluted earnings per share, we have not provided a quantitative reconciliation of projected non-GAAP measures including adjusted gross margin, adjusted operating expenses and adjusted effective tax rate. Not all of the information necessary for quantitative reconciliation is available to us at this time without unreasonable efforts. This is due primarily to variability and difficulty in making accurate detailed forecasts and projections. Accordingly, we do not believe that reconciling information for such projected figures would be meaningful.

Item 8.01	Other Events.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

Not Applicable

(b)	Pro Forma Financial Information

Not Applicable

(c)	Shell Company Transactions

Not Applicable

(d)	Exhibits.

99.1	Slide Presentation of Endo Health Solutions Inc. dated November 12, 2013

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

New Endo will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include the Joint Proxy Statement/Circular of Endo and Paladin Labs Inc. (“Paladin”). Endo and Paladin plan to mail their respective shareholders the Joint Proxy Statement/Circular in connection with the transactions. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/CIRCULAR AND OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ENDO, PALADIN, THE TRANSACTIONS AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Joint Proxy Statement/Circular and other documents filed with the SEC by Endo through the website maintained by the SEC at www.sec.gov. Investors and security holders will be able to obtain free copies of the Joint Proxy Statement/Circular and other documents filed by Paladin on the System for Electronic Document Analysis Retrieval (“SEDAR”) website maintained by the Canadian Securities Administrators at http://www.sedar.com. In addition, investors and shareholders will be able to obtain free copies of the Joint Proxy Statement/Circular and other documents filed by Endo with the SEC by contacting Endo’s Corporate Secretary at 484-216-0000, and will be able to obtain free copies of the Joint Proxy Statement/Circular and other documents filed by Paladin on the SEDAR website by contacting Samira Sakhia at 514-669-5367.

Participants in the Solicitation

Paladin and Endo and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective shareholders of Paladin and Endo in respect of the transactions contemplated by the Joint Proxy Statement/Circular. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective shareholders of Paladin and Endo in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Joint Proxy Statement/Circular when it is filed with the SEC. Information regarding Paladin’s directors and executive officers is contained in Paladin’s Annual Report for the year ended December 31, 2012, filed on the SEDAR website. Information regarding Endo’s directors and executive officers is contained in Endo’s Annual Report on Form 10-K for the year ended December 31, 2012, filed with the SEC.

Safe Harbor Statement

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future” or similar expressions are forward-looking statements. These forward-looking statements may include, without limitation, statements regarding the completion of the proposed transaction and other statements that are not historical facts. Although Endo and Paladin each believe its forward-looking statements are reasonable, they are subject to important risks and uncertainties. Those include, without limitation, the failure to receive, on a timely basis or otherwise, the required approvals by Endo and Paladin shareholders, the Superior Court of Québec and applicable government and regulatory authorities, the terms of those approvals, the risk that a condition to closing contemplated by the arrangement agreement may not be satisfied or waived, the inability to realize expected synergies or cost savings or difficulties related to the integration of Endo and Paladin operations, the ability of the combined company to retain and hired key personnel and maintain relationships with customers, suppliers or other business partners, or other adverse events, changes in applicable laws or regulations, competition from other pharmaceutical companies, and other risks disclosed in Endo and Paladin’s public filings, any or all of which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. The forward-looking statements in this communication are qualified by these risk factors. As a result of these risks and uncertainties, the proposed transaction could be modified, restructured or not be completed, and actual results and events may differ materially from the results and events contemplated in these forward-looking statements and from historical results. Neither Endo nor Paladin assumes any obligation to publicly update any forward-looking statements, except as may be required under applicable securities laws, or to comment on expectations of, or statements made by the other party or third parties in respect of the proposed transaction. These forward-looking statements are not guarantees of future performance, given that they involve risks and uncertainties. Investors should not assume that any lack of update to previously issued forward-looking statement constitutes a reaffirmation of that statement. Continued reliance on forward-looking statements is at investors’ own risk.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2013	ENDO HEALTH SOLUTIONS INC.

	By:	/s/ Caroline B. Manogue
	Name:	Caroline B. Manogue
	Title:	Executive Vice President, Chief Legal Officer and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Slide Presentation of Endo Health Solutions Inc. dated November 12, 2013

6